UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 14, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 15, 2012, Sun Communities Operating Limited Partnership (the “Operating Partnership”), the primary operating subsidiary of Sun Communities, Inc. (the “Company”), guaranteed certain non-recourse carveouts under a $45.9 million mortgage loan (the “Senior Loan”) from Ladder Capital Finance LLC to Rudgate Village SPE, LLC, Rudgate Clinton SPE, LLC and Rudgate Clinton Estates SPE, LLC (the “Rudgate Borrowers”). The Senior Loan is secured by two manufactured home communities known as Rudgate Manor and Rudgate Clinton, which are located in southeast Michigan and together comprise approximately 1,598 sites. A subsidiary of the Operating Partnership has entered into management agreements under which it will manage and operate Rudgate Manor and Rudgate Clinton, as described in Item 8.01 below. The Senior Loan bears interest at a rate equal to 4.65% per annum, with interest payable monthly in arrears. All principal and unpaid interest under the Senior Loan will be due on December 6, 2022. Pursuant to a Guaranty of Recourse Obligations dated November 15, 2012, the Operating Partnership has guaranteed payment of, and agreed to indemnify the Senior Loan lender from, liabilities, losses, damages, costs and expenses arising from certain breaches or defaults under the Senior Loan documents, including, among other things: breaches of representations and warranties relating to environmental laws; misapplication or misappropriation of insurance proceeds, condemnation proceeds or rent and other proceeds from Rudgate Manor and Rudgate Clinton; failure to pay taxes and certain other operating expenses of Rudgate Manor and Rudgate Clinton; and fraud by the Rudgate Borrowers, the Operating Partnership or their respective affiliates in connection with the Senior Loan.

The foregoing description is qualified in its entirety by reference to the Loan Agreement, Promissory Note and Guaranty of Recourse Obligations each dated November 15, 2012, that are attached as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated by reference herein. Certain of the schedules to the Loan Agreement have not been filed with such Exhibit 10.1 because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the Loan Agreement. The Loan Agreement contains a list briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Item 8.01	Other Events.

Acquisition of Manufactured Home Communities
On November 14, 2012, the Operating Partnership, acquired four manufactured home communities from the successors to Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC (collectively the “Sellers”) pursuant to a Contribution Agreement dated October 3, 2012 among Operating Partnership and the Sellers. The communities are located in southeast Michigan and in the aggregate include 1,996 manufactured home sites. The aggregate purchase price for the communities was approximately $71.1 million. The purchase price was paid by the indirect assumption of approximately $15.4 million in mortgage debt secured by the communities and the payment of approximately $55.7 million in cash. At the closing, the Operating Partnership entered into an approximately $21.7 million mortgage loan with a third party lender secured by one of the communities. In addition, a subsidiary of the Operating Partnership acquired all of the manufactured homes located in the communities that were owned by the Sellers and their affiliates, as well as all promissory notes and installment sale contracts that were owned by the Sellers and their affiliates and secured by manufactured homes located in the communities, for approximately $6.0 million in cash.

The foregoing description is qualified in its entirety by reference to the Contribution Agreement incorporated by reference as Exhibit 10.9 hereto, which is incorporated by reference herein. The schedules and exhibits to the Contribution Agreement have not been filed with such Exhibit 10.9 because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the Contribution Agreement. The Contribution Agreement contains a list briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

On November 19, 2012, the Company issued a press release announcing the closing of the acquisition described above.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Mezzanine Loan; Management Agreements

On November 14, 2012, Sun Rudgate Lender LLC, a subsidiary of the Operating Partnership, entered into a Mezzanine Loan Agreement with the sole members of the Rudgate Borrowers (the "Mezzanine Borrowers") and certain guarantors, under which Sun Rudgate Lender LLC has agreed to provide mezzanine financing in the amount of up to $25.0 million to the Mezzanine Borrowers in respect of Rudgate Manor and Rudgate Clinton. At the closing, Sun Rudgate Lender LLC loaned $15.0 million to the Mezzanine Borrowers under this agreement. Future advances under

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the agreement are generally subject to the discretion of Sun Rudgate Lender LLC. The mezzanine loan is subordinate to the Senior Loan described in Item 2.03 above. The unpaid principal owing under the mezzanine loan bears interest at a rate of 24% per annum and the minimum cash payment rate on the accrued interest is 2% per annum. Interest is payable monthly. Interest that accrues but is not paid currently will be paid-in-kind under a separate note, with a maximum principal amount of $15.0 million. All principal and interest due under the mezzanine loan is due on November 13, 2022. The mezzanine loan is non-recourse to the Mezzanine Borrowers, subject to certain carveouts, and may not be prepaid until November 14, 2019, and then only is prepayable upon the payment of certain fees.

On November 14, 2012, a subsidiary of the Operating Partnership (the “Manager”) entered into property management agreements with respect to Rudgate Manor and Rudgate Clinton, pursuant to which it will manage and operate these two communities. As a result, the Company anticipates the operations of these communities will be consolidated into its financial statements as variable interest entities. Under the management agreements, the Manager will be paid a monthly property management fee equal to 3% of the revenue from each of Rudgate Manor and Rudgate Clinton and a monthly asset management fee equal to 4% of the revenue from each of Rudgate Manor and Rudgate Clinton. The term of each management agreement expires November 14, 2022.

The foregoing description is qualified in its entirety by reference to the Mezzanine Loan Agreement, Promissory Note (Mezzanine), Future Advance Promissory Note (Mezzanine) and Property Management Agreements, each dated November 15, 2012, that are attached as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8 hereto and are incorporated by reference herein. Certain of the schedules and exhibits to the Mezzanine Loan Agreement and Property Management Agreements have not been filed with such Exhibits because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the Mezzanine Loan Agreement and Property Management Agreements, as applicable. Each of the Mezzanine Loan Agreement and Property Management Agreements contains a list briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
10.1	Loan Agreement dated November 15, 2012 among Ladder Capital Finance LLC, Rudgate Village SPE, LLC, Rudgate Clinton SPE, LLC and Rudgate Clinton Estates SPE, LLC
10.2
Promissory Note dated November 15, 2012 made by Rudgate Village SPE, LLC, Rudgate Clinton SPE, LLC and Rudgate Clinton Estates SPE, LLC, in favor of Ladder Capital Finance LLC, in the original principal amount of $45,900,000

10.3	Guaranty of Recourse Obligations dated November 15, 2012 made by Sun Communities Operating Limited Partnership in favor of Ladder Capital Finance LLC
10.4	Mezzanine Loan Agreement dated November 14, 2012 among Sun Rudgate Lender LLC, Rudgate Village Holdings, LLC, Rudgate Clinton Holdings, LLC and Rudgate Clinton Estates Holdings, LLC
10.5
Promissory Note (Mezzanine) dated November 14, 2012 made by Rudgate Village Holdings, LLC, Rudgate Clinton Holdings, LLC and Rudgate Clinton Estates Holdings, LLC, in favor of Sun Rudgate Lender LLC, in the maximum principal amount of up to $25,000,000

10.6
Future Advance Promissory Note (Mezzanine) dated November 14, 2012 made by Rudgate Village Holdings, LLC, Rudgate Clinton Holdings, LLC and Rudgate Clinton Estates Holdings, LLC, in favor of Sun Rudgate Lender LLC, in the maximum principal amount of up to $15,000,000

10.7	Property Management Agreement dated November 14, 2012 between Rudgate Village SPE, LLC and Sun Home Services, Inc.
10.8	Property Management Agreement dated November 14, 2012 among Rudgate Clinton SPE, LLC, Rudgate Clinton Estates SPE, LLC and Sun Home Services, Inc.
10.9*
Contribution Agreement dated October 3, 2012, among Sun Communities Operating Limited Partnership, Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC

99.1	Press release dated November 19, 2012

*Incorporated by reference to Sun Communities, Inc.’s Current Report on Form 8-K filed October 9, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: November 19, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Agreement dated November 15, 2012 among Ladder Capital Finance LLC, Rudgate Village SPE, LLC, Rudgate Clinton SPE, LLC and Rudgate Clinton Estates SPE, LLC
10.2
Promissory Note dated November 15, 2012 made by Rudgate Village SPE, LLC, Rudgate Clinton SPE, LLC and Rudgate Clinton Estates SPE, LLC, in favor of Ladder Capital Finance LLC, in the original principal amount of $45,900,000

10.3	Guaranty of Recourse Obligations dated November 15, 2012 made by Sun Communities Operating Limited Partnership in favor of Ladder Capital Finance LLC
10.4	Mezzanine Loan Agreement dated November 14, 2012 among Sun Rudgate Lender LLC, Rudgate Village Holdings, LLC, Rudgate Clinton Holdings, LLC and Rudgate Clinton Estates Holdings, LLC
10.5
Promissory Note (Mezzanine) dated November 14, 2012 made by Rudgate Village Holdings, LLC, Rudgate Clinton Holdings, LLC and Rudgate Clinton Estates Holdings, LLC, in favor of Sun Rudgate Lender LLC, in the maximum principal amount of up to $25,000,000

10.6
Future Advance Promissory Note (Mezzanine) dated November 14, 2012 made by Rudgate Village Holdings, LLC, Rudgate Clinton Holdings, LLC and Rudgate Clinton Estates Holdings, LLC, in favor of Sun Rudgate Lender LLC, in the maximum principal amount of up to $15,000,000

10.7	Property Management Agreement dated November 14, 2012 between Rudgate Village SPE, LLC and Sun Home Services, Inc.
10.8	Property Management Agreement dated November 14, 2012 among Rudgate Clinton SPE, LLC, Rudgate Clinton Estates SPE, LLC and Sun Home Services, Inc.
10.9*
Contribution Agreement dated October 3, 2012, among Sun Communities Operating Limited Partnership, Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC

99.1	Press release dated November 19, 2012

*Incorporated by reference to Sun Communities, Inc.’s Current Report on Form 8-K filed October 9, 2012

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